Pilgrim's Pride Corporation

Financial Results for

First Quarter Ended March 30, 2014

Cautionary Notes and Forward-Looking Statements

- Statements contained in this presentation that share our intentions, beliefs, expectations or predictions for the future, denoted by the words "anticipate," "believe," "estimate," "should," "expect," "project," "plan," "imply," "intend," "foresee" and similar expressions, are forward-looking statements that reflect our current views about future events and are subject to risks, uncertainties and assumptions. Such risks, uncertainties and assumptions include the following matters affecting the chicken industry generally, including fluctuations in the commodity prices of feed ingredients and chicken; actions and decisions of our creditors; our ability to obtain and maintain commercially reasonable terms with vendors and service providers; our ability to maintain contracts that are critical to our operations; our ability to retain management and other key individuals; certain of our reorganization and exit or disposal activities, including selling assets, idling facilities, reducing production and reducing workforce, resulted in reduced capacities and sales volumes and may have a disproportionate impact on our income relative to the cost savings; risk that the amounts of cash from operations together with amounts available under our exit credit facility will not be sufficient to fund our operations; management of our cash resources, particularly in light of our substantial leverage; restrictions imposed by, and as a result of, our substantial leverage; additional outbreaks of avian influenza or other diseases, either in our own flocks or elsewhere, affecting our ability to conduct our operations and/or demand for our poultry products; contamination of our products, which has previously and can in the future lead to product liability claims and product recalls; exposure to risks related to product liability, product recalls, property damage and injuries to persons, for which insurance coverage is expensive, limited and potentially inadequate; changes in laws or regulations affecting our operations or the application thereof; new immigration legislation or increased enforcement efforts in connection with existing immigration legislation that cause our costs of business to increase, cause us to change the way in which we do business or otherwise disrupt our operations; competitive factors and pricing pressures or the loss of one or more of our largest customers; currency exchange rate fluctuations, trade barriers, exchange controls, expropriation and other risks associated with foreign operations; disruptions in international markets and distribution channels; and the impact of uncertainties of litigation as well as other risks described herein and under "Risk Factors" in the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission (the "SEC").
- Actual results could differ materially from those projected in these forward-looking statements as a result of these factors, among others, many of which are beyond our control. In making these statements, we are not undertaking, and specifically decline to undertake, any obligation to address or update each or any factor in future filings or communications regarding our business or results, and we are not undertaking to address how any of these factors may have caused changes to information contained in previous filings or communications. Although we have attempted to list comprehensively these important cautionary risk factors, we must caution investors and others that other factors may in the future prove to be important and affecting our business or results of operations.
- "EBITDA" is defined as net income (loss) plus interest, income taxes, depreciation and amortization. "Adjusted EBITDA" is defined as the sum of EBITDA plus restructuring charges, reorganization items and loss on early extinguishment of debt less net income attributable to noncontrolling interests. Our method of computation may or may not be comparable to other similarly titled measures used in filings with the SEC by other companies. See the consolidated statements of income and consolidated statements of cash flows included in our financial statements. EBITDA is presented because we believe it provides meaningful additional information concerning a company's operating results and its ability to service long-term debt and to fund its growth, and we believe it is frequently used by securities analysts, investors and other interested parties, in addition to and not in lieu of results under U.S. Generally Accepted Accounting Principles (GAAP), to compare the performance of companies. We believe investors would be interested in our Adjusted EBITDA because this is how our management analyzes EBITDA. The Company also believes that Adjusted EBITDA, in combination with the Company's financial results calculated in accordance with GAAP, provides investors with additional perspective regarding the impact of certain significant items on EBITDA and facilitates a more direct comparison of its performance with its competitors. EBITDA and Adjusted EBITDA are not measurements of financial performance under GAAP and should not be considered as an alternative to cash flow from operating activities or as a measure of liquidity or an alternative to net income as indicators of our operating performance or any other measures of performance derived in accordance with GAAP.

Chicken Production - Placements Lag Eggs Set


19 State Weekly Eggs Set
210,000
205,000
200,000
195,000
190,000
185,000
180,000
175,000
170,000
Thousands
204,550
2013
2014
5 Yr Avg


19 State Weekly Chicks Placed
175,000
170,000
165,000
160,000
155,000
150,000
145,000
140,000
Thousands
164,210
2013
2014
5 Yr Avg

Eggs set for the week ending 4/19 were reported at 204.5 million, up 2% from last year. The six week average is running 1.5% above 2013.

Placements were reported at 164.2 million down 1% from last year. The 6 week average is unchanged from 2013.

Source: USDA-WASDE

Hatchability Continues to Lag at Low Levels


Industry Hatchability
84.5%
84.0%
83.5%
83.0%
82.5%
82.0%
81.5%
81.0%
80.5%
80.0%
Thousands
81.6%
1/4/2014
1/11/2014
1/18/2014
1/25/2014
2/1/2014
2/8/2014
2/15/2014
2/22/2014
3/1/2014
3/8/2014
3/15/2014
3/22/2014
3/29/2014
4/5/2014
4/12/2014
4/19/2014
4/26/2014
5/3/2014
5/10/2014
5/17/2014
5/24/2014
5/31/2014
6/7/2014
6/14/2014
6/21/2014
6/28/2014
7/5/2014
7/12/2014
7/19/2014
7/26/2014
8/2/2014
8/9/2014
8/16/2014
8/23/2014
8/30/2014
9/6/2014
9/13/2014
9/20/2014
9/27/2014
10/4/2014
10/11/2014
10/18/2014
10/25/2014
11/1/2014
11/8/2014
11/15/2014
11/22/2014
11/29/2014
12/6/2014
12/13/2014
12/20/2014
12/27/2014
2012
2013
2014
5 Yr Avg

Source: USDA-WASDE

Hatching Layer Gains Offset by Low Egg Production


Broiler Type Hatching Layers
Thousand Head
53,078
52,380
Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec
2013
2014
5 Year Average


Intended Pullet Placements
Thousand Head
6,790
6,589
Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec
2013
2014
5 Year Average


Egg Production Per 100 Layers
1,915
1,875
Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec
2013
2014
5 Year Average

- Hatching layers continue to track 1-2% higher than last year.
- All gains in total hatching layers are being offset by a corresponding decline in egg production.
- March egg production is down 2% from 2013.

Source: USDA-WASDE

March Cold Storage Levels


Chicken Cold Storage
Millions
750
700
650
600
550
500
641
588
Jan-13
Feb-13
Mar-13
Apr-13
May-13
Jun-13
Jul-13
Aug-13
Sep-13
Oct-13
Nov-13
Dec-13
2013
2014
5 Year Average

Part	Mar-13	Mar-14	% Change
Broilers	14,888	11,071	-25.6%
Hens	1,526	5,101	234.3%
Breast Meat	122,331	113,028	-7.6%
Drumsticks	15,316	23,481	53.3%
Leg Quarters	110,481	102,837	-6.9%
Legs	6,632	9,605	44.8%
Thighs	8,597	8,710	1.3%
Thigh meat	13,554	17,615	30.0%
Wings	75,351	55,621	-26.2%
Paws and feet	19,556	22,046	12.7%
Other	239,901	219,058	-8.7%
Total Chicken	628,133	588,173	-6.4%

Cold storage levels as of Apr 1st were reported at 588 million pounds, which is down 6.4% from last year.

This was one of the largest one month declines (13%) and the second lowest monthly cold storage level since 2003.

Source: USDA-WASDE

Pilgrim's

Exports Continue Consistent Growth Trend



Annual US Broiler Exports
Billion Pounds
8.0
7.0
6.0
5.0
4.0
3.0
2.0
1.0
0.0
50.0%
45.0%
40.0%
35.0%
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
1.1 1.3 1.5 2.0 2.9 3.9 4.5 4.4 4.4 4.6 4.9 5.6 4.8 4.9 4.8 5.2 5.2 5.9 7.0 6.8 6.8 7.0 7.3 7.4 7.6
1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 f
Exports
% Annual Production

2014 exports are projected to set another new record at 7.6 billion pounds, up 2% from the record level of 2013.

Source: USDA-WASDE

USDA Chicken Prices



USDA Boneless/Skinless Breast NE
176.38
Cents/Lb
2012
2013
2014
5 Year Average



USDA Whole Broiler
110.99
Cents/Lb
2012
2013
2014
5 Year Average



USDA Leg Quarters NE
48.85
Cents/Lb
2012
2013
2014
5 Year Average



USDA Whole Wings NE
140.77
Cents/Lb
2012
2013
2014
5 Year Average

Source: USDA-WASDE

Chicken Cutout


Implied Chicken Cutout
Year-toYear Comparison
Cents/Lb
110.00
100.00
90.00
80.00
70.00
60.00
50.00
89.32
1/6
1/20
2/3
2/17
3/2
3/16
3/30
4/13
4/27
5/11
5/25
6/8
6/22
7/6
7/20
8/3
8/17
8/31
9/14
9/28
10/12
10/26
11/9
11/23
12/7
12/21
2012
2013
2014
5 Year Avg


Implied Chicken Cutout
Cents/Lb
110.00
100.00
90.00
80.00
70.00
60.00
50.00
40.00
1/2/2004
5/2/2004
9/2/2004
1/2/2005
5/2/2005
9/2/2005
1/2/2006
5/2/2006
9/2/2006
1/2/2007
5/2/2007
9/2/2007
1/2/2008
5/2/2008
9/2/2008
1/2/2009
5/2/2009
9/2/2009
1/2/2010
5/2/2010
9/2/2010
1/2/2011
5/2/2011
9/2/2011
1/2/2012
5/2/2012
9/2/2012
1/2/2013
5/2/2013
9/2/2013
1/2/2014

Breast meat and tender prices continue to rally and have pushed the cutout back to the 2013 levels after beginning the year 25% below last year.

First Quarter 2014 Financial Results

Main Indicators ($M)	1Q 14	1Q 13
Net Revenue	2,018.1	2,036.9
Gross Profit	215.1	118.4
SG&A	45.2	44.0
Net Interest	18.7	24.6
Net Income	98.1	54.6
Net Income per Share	0.38	0.21
EBITDA*	203.5	116.9
EBITDA Margin	10.1%	5.7%

*EBITDA is a non-GAAP measurement considered by management to be useful in understanding our results. Please see most recent SEC financial filings and appendix for definition of EBITDA and reconciliation to GAAP.

- Strong Quarter in US and Mexico:
  - Overall Net Sales 0.9% lower than Q1-2013 due to lower prices, partially offset by increased volumes
  - U.S. Cost of Sales benefited from lower feed ingredient costs of $143.3, as well as decreases in employee wages and benefits, co-pack labor and meat and freight and storage costs
  - Decreases in U.S. COS were offset partially by the impact of higher energy cost on grower pay and utilities
  - Mexico Cost of Sales reflected a decrease driven by foreign currency translation and lower feed ingredient cost, partially offset by increased live volumes
- Profit before taxes of $150MM (7.4% margin)
- Net Income of $0.38 per share
- Income taxes of $52MM (34.6%)

Source: PPC

Evolution of Net Debt



Net Debt ($MM)
1,600.0
1,400.0
1,200.0
1,000.0
800.0
600.0
400.0
200.0
-
1,424.1
1,096.6
307.1
155.5
2011
2012
2013
1Q 2014

Note: Net Debt is a non-GAAP measure considered useful by management. See appendix for reconciliation to US GAAP.

Source: PPC

First Quarter 2014 Liquidity

Sources of Liquidity 2013	Facility Amount				Amount Outstanding				Amount Available			
	Q2 2013	Q3 2013	Q4 2013	Q1 2014	Q2 2013	Q3 2013	Q4 2013	Q1 2014	Q2 2013	Q3 2013	Q4 2013	Q1 2014
Cash and cash equivalents									78.2	330.3	508.2	515.0
Short-term investments in available-for-sale securities									-	-	96.9	37.0
Borrowing arrangements:												
U.S. Credit Facility	700.0	700.0	700.0	700.0	-	-	-	-	670.4	670.4	665.8	664.8
Mexico Credit Facility (in USD)	43.1	42.4	42.7	42.6	-	-	-	-	43.1	42.4	42.7	42.6
Total Availability:									791.7	1,043.1	1,313.6	1,259.4

- April 28, 2014 cash flow sweep retired the remaining Term B-2 without any make-whole or penalties.
- We continue to evaluate the best options in regards to our 7.875% unsecured bonds.

First Quarter 2014 Capital Spending


Capex (US$MM)
136
17
21
25
28
90
26
23
27
39
115
48
2011 Total
Q1
Q2
Q3
Q4
2012 Total
Q1
Q2
Q3
Q4
2013 Total
2014 Q1

Capex planned spending of $150 MM for the full year, with some project spending more heavily weighted towards Q1.

Source: PPC

No correlation between corn and results



Corn ($/b) X EBITDA ($MM)
300
250
200
150
100
50
0
-50
-100
-150
EBITDA
3.0
4.0
5.0
6.0
7.0
8.0
9.0
Price of Corn
R2=28%

Source: PPC

Evolution of Cost Improvements Over 2010 Baseline



Target for 2014:
$220 MM
$132 MM
Q1 result of $59 MM in improvements; annualized $236 MM YTD
$210 MM
Cumulative Improvement from 2010 - 2013: $642 MM
$300 MM
Baseline Year
2010
2011
2012
2013
2014

Source: PPC

Revenue Drivers


2004 Revenue Share by Part
Leg Quarters 15%
Skin and Bone 2%
Wings 17%
Tenders 13%
Breast Meat 53%


2014 Revenue Share by Part
Skin and Bone 3%
Leg Quarters 27%
Wings 15%
Tenders 11%
Breast Meat 44%

Industry revenue share by part continues to adjust as demand for parts other than breast meat drive higher value for the whole bird.

Source: USDA & PPC

IR Contact

Investor Relations:	Rosemary Raysor
E-mail:	rosemary.raysor@pilgrims.com
Phone:	+1 (970) 506-8192
Address:	1770 Promontory Circle Greeley, CO 80634 USA
Website:	www.pilgrims.com

Appendix: EBITDA Reconciliation

NOTE: "EBITDA" is defined as the sum of net income (loss) plus interest, taxes, depreciation and amortization. "Adjusted EBITDA" is defined as the sum of EBITDA plus restructuring charges, reorganization items and loss on early extinguishment of debt less net income attributable to noncontrolling interests. EBITDA is presented because it is used by management and we believe it is frequently used by securities analysts, investors and other interested parties, in addition to and not in lieu of results prepared in conformity with accounting principles generally accepted in the US ("GAAP"), to compare the performance of companies. We believe investors would be interested in our Adjusted EBITDA because this is how our management analyzes EBITDA. The Company also believes that Adjusted EBITDA, in combination with the Company's financial results calculated in accordance with GAAP, provides investors with additional perspective regarding the impact of certain significant items on EBITDA and facilitates a more direct comparison of its performance with its competitors. EBITDA and Adjusted EBITDA are not measurements of financial performance under GAAP. They should not be considered as an alternative to cash flow from operating activities or as a measure of liquidity or an alternative to net income as indicators of our operating performance or any other measures of performance derived in accordance with GAAP.

(UNAUDITED)	Thirteen Weeks Ended March 30, 2014	Thirteen Weeks Ended March 31, 2013
	(In thousands)	
Net income from continuing operations	$ 98,187	$ 54,228
Add:		
Interest expense, net	18,662	24,605
Income tax expense (benefit)	52,012	2,754
Depreciation and amortization	38,260	37,790
Asset impairments	-	
Minus:		
Amortization of capitalized financing costs	3,586	2,516
EBITDA	203,535	116,861
Add:		
Restructuring charges	1,713	484
Minus:		
Net income (loss) attributable to noncontrolling interest	70	(354)
Adjusted EBITDA	$ 205,178	$ 117,699

Source: PPC

Pilgrim's

Appendix: Reconciliation of LTM EBITDA

The summary unaudited consolidated income statement data for the twelve months ended March 30, 2014 (the LTM Period) have been calculated by subtracting the applicable unaudited consolidated income statement data for the three months ended March 31, 2013 from the sum of (1) the applicable audited consolidated income statement data for the year ended December 29, 2013 and (2) the applicable unaudited consolidated income statement data for the three months ended March 30, 2014.

(UNAUDITED)	Thirteen Weeks Ended June 30, 2013	Thirteen Weeks Ended September 29, 2013	Thirteen Weeks Ended December 29, 2013	Thirteen Weeks Ended March 30, 2014	LTM Ended March 30, 2014
			(In thousands)		
Net income from continuing operations	$ 190,791	$ 161,024	$ 143,670	$ 98,187	$ 593,672
Add:					
Interest expense, net	22,258	19,842	18,176	18,662	78,938
Income tax expense (benefit)	15,884	5,578	11	52,012	73,485
Depreciation and amortization	38,149	37,914	36,670	38,260	150,993
Asset impairments		361	-	-	361
Minus:				-	
Amortization of capitalized financing costs	2,518	2,204	2,069	3,586	10,377
EBITDA	264,564	222,515	196,458	203,535	887,072
Add:					
Restructuring charges	480	3,658	1,039	1,713	6,890
Minus:					
Net income (loss) attributable to noncontrolling interest	86	107	319	70	582
Adjusted EBITDA	$ 264,958	$ 226,066	$ 197,178	$ 205,178	$ 893,380

Source: PPC

Appendix: Reconciliation of EBITDA Margin

(UNAUDITED)	Thirteen Weeks Ended March 30, 2014	Thirteen Weeks Ended March 31, 2013	Thirteen Weeks Ended March 30, 2014	Thirteen Weeks Ended March 31, 2013
	(In thousands)			
Net income from continuing operations	$ 98,187	$ 54,228	4.87%	2.66%
Add:				
Interest expense, net	18,662	24,605	0.92%	1.21%
Income tax expense (benefit)	52,012	2,754	2.58%	0.14%
Depreciation and amortization	38,260	37,790	1.90%	1.86%
Asset impairments	-		0.00%	0.00%
Minus:				
Amortization of capitalized financing costs	3,586	2,516	0.18%	0.12%
EBITDA	203,535	116,861	10.09%	5.74%
Add:				
Restructuring charges	1,713	484	0.08%	0.02%
Minus:				
Net income (loss) attributable to noncontrolling interest	70	(354)	0.00%	-0.02%
Adjusted EBITDA	$ 205,178	$ 117,699	10.17%	5.78%
Net Revenue:	*2,018,065*	*2,036,929*	*2,018,065*	*2,036,929*

Source: PPC

Appendix: Net Debt Reconciliation

Note: Net debt is defined as total long term debt, less current maturities, plus current maturities of long term debt minus cash and cash equivalents. Net debt is presented because it is used by us, and we believe it is frequently used by securities analysts, investors and other parties, in addition to and not in lieu of debt as presented under GAAP, to compare the indebtedness of companies. A reconciliation of net debt is as follows:

PILGRIM'S PRIDE CORPORATION
Reconciliation of Net Debt
(UNAUDITED)

				Thirteen Weeks Ended	
	2011	2012	2013	March 30, 2014	March 31, 2013
			(in Thousands)		
Long term debt, less current maturities	$1,458,001	$1,148,870	$ 501,999	$ 502,077	$ 1,126,477
Add: Current maturities of long term debt	15,611	15,886	410,234	205,357	15,888
Minus: Cash and cash equivalents	49,289	68,180	508,206	514,975	43,560
Minus: Available-for-sale Securities	157	-	96,902	37,005	-
Net debt	$1,424,166	$1,096,576	$ 307,125	$ 155,454	$ 1,098,805

Source: PPC